UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Earliest Event Reported: October 4, 2005

Date of Report: October 4, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.

Ferrellgas, L.P.

Ferrellgas Finance Corp.

_______________________________________________

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation or organization)	Commission file numbers	(I.R.S. Employer Identification Nos.)

7500 College Boulevard, Suite 1000, Overland Park, Kansas 66210

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (913) 661-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On Friday, October 14, 2005, Ferrellgas Partners, L.P. will report earnings for its fiscal fourth quarter and year ended July 31, 2005. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live teleconference on the Internet http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=62728&eventID=1143499. The live webcast of the teleconference will begin at 11:00 a.m. Eastern Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.

By Ferrellgas, Inc. (General Partner)

Date: October 4, 2005	By	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE
CORP.

Date: October 4, 2005	By	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

FERRELLGAS, L.P.

By Ferrellgas, Inc. (General Partner)

Date: October 4, 2005	By	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: October 4, 2005	By	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)